December 16, 1998


The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Distribution Fee Waiver - Royce Low-Priced Stock Fund (Investment Class)

Gentlemen:

     Reference is made to the Distribution Fee Agreement dated as of November 30, 1993 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce Low-Priced Stock Fund's (the "Series") Investment Class of shares (the "Class") and Royce Fund Services, Inc. (the "Distributor").

     Notwithstanding the provisions of the Agreement, the Distributor hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 1999. This Waiver will also be effective for the calendar year or years ending after December 31, 1999, unless the Distributor notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver will cease to be effective for the next and any and all subsequent calendar years.

                              Very truly yours,

                              ROYCE FUND SERVICES, INC.

                              By:  /s/ John D. Diederich
                                       John D. Diederich,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
         President

                                   December 16, 1998


The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Distribution Fee Waiver - Royce Financial Services Fund (Investment
Class)

Gentlemen:

     Reference is made to the Distribution Fee Agreement dated November 1, 1996 (the "Agreement") by and between The Royce Fund (the "Fund" behalf of Royce Financial Services Fund's (the "Series") Investment Class of shares (the "Class") and Royce Fund Services, Inc. (the "Distributor").

     Notwithstanding the provisions of the Agreement, the Distributor hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 1999. This Waiver will also be effective for the calendar year or years ending after December 31, 1999, unless the Distributor notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver will cease to be effective for the next and any and all subsequent calendar years.

                              Very truly yours,

                              ROYCE FUND SERVICES, INC.

                              By:  /s/ John D. Diederich
                                       John D. Diederich,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
         President

                                   December 16, 1998


The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Distribution Fee Waiver - Royce GiftShares Fund (Investment Class)

Gentlemen:

     Reference is made to the Distribution Fee Agreement dated as of June 13, 1997 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Royce GiftShares Fund's (the "Series") Investment Class of shares (the "Class") and Royce Fund Services, Inc. (the "Distributor").

     Notwithstanding the provisions of the Agreement, the Distributor hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 1999. This Waiver will also be effective for the calendar year or years ending after December 31, 1999, unless the Distributor notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver will cease to be effective for the next and any and all subsequent calendar years.

                              Very truly yours,

                              ROYCE FUND SERVICES, INC.

                              By:  /s/ John D. Diederich
                                       John D. Diederich,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
         President

                                   December 16, 1998


The Royce Fund
1414 Avenue of the Americas
New York, NY 10019

Re:  Distribution Fee Waiver - Pennsylvania Mutual Fund (Consultant Class)

Gentlemen:

      Reference is made to the Distribution Fee Agreement dated January 2, 1998 (the "Agreement") by and between The Royce Fund (the "Fund") on behalf of Pennsylvania Mutual Fund's (the "Series") Consultant Class of shares (the "Class") and Royce Fund Services, Inc. (the "Distributor").

     Notwithstanding the provisions of the Agreement, the Distributor hereby waives compensation for services provided by it under the Agreement for the calendar year ending December 31, 1999 to the extent necessary so that it receives a distribution fee of 0.75% of the Classes' average net assets for such calendar year. This Waiver will also be effective for the calendar year or years ending after December 31, 1999, unless the Distributor notifies the Fund in writing at least 10 days prior to the end of the then current calendar year that this Waiver will cease to be effective for the next and any and all subsequent calendar years.

                              Very truly yours,

                              ROYCE FUND SERVICES, INC.

                              By:  /s/ John D. Diederich
                                       John D. Diederich,
                                       President
ACCEPTED:
THE ROYCE FUND

By:      /s/ Charles M. Royce
         Charles M. Royce,
         President